UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2015

MICROSEMI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 380-6100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2015 (the “Initial Form 8-K”), on April 28, 2015, Microsemi Corporation (“Microsemi”, "we", "our", and similar terms) through our indirect wholly-owned subsidiary LLIU100 Acquisition Corp. ("Purchaser"), completed the acquisition of Vitesse Semiconductor Corporation ("Vitesse").
This Amendment No. 1 to Form 8-K is being filed to amend Item 9.01 of the Initial Form 8-K to include the financial statements of Vitesse and the pro forma financial information relating to Microsemi’s acquisition of Vitesse. Such information should be read in conjunction with the Initial Form 8-K.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statement and Exhibits

(a)	Financial statements of businesses acquired.
The following audited financial statements and related independent registered public accounting firm’s report are filed herewith as Exhibit 99.2:

•	Audited consolidated balance sheets of Vitesse as of September 30, 2014 and September 30, 2013; and

•	Audited consolidated statements of operations, stockholders’ equity (deficit), and cash flows of Vitesse for each of the three years in the period ended September 30, 2014.
The following unaudited interim financial statements are filed herewith as Exhibit 99.3:

•	Unaudited consolidated balance sheet of Vitesse as of December 31, 2014; and

•
Unaudited consolidated statements of operations and cash flows of Vitesse for the three months ended December 31, 2014 and December 31, 2013, and the unaudited statement of stockholders' equity for the three months ended December 31, 2014.

(b)	Pro forma financial information.
The following unaudited pro forma condensed combined financial information and related notes are filed herewith as Exhibit 99.4:

•	Unaudited pro forma condensed combined balance sheet as of December 28, 2014;

•	Unaudited pro forma condensed combined statement of operations for the twelve months ended September 28, 2014; and

•	Unaudited pro forma condensed combined statement of operations for the three months ended December 28, 2014.

(d) Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of March 17, 2015, by and among Microsemi Corporation, LLIU100 Acquisition Corp. and Vitesse Semiconductor Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K (File No.000-08866) filed by Microsemi Corporation on March 18, 2015).*

10.1
Incremental Joinder Agreement, dated as of April 28, 2015, by and among Microsemi Corporation, the incremental lenders party thereto and Bank of America, N.A., as administrative agent, collateral agent, issuing lender and swingline lender.*

23.1	Consent of Independent Registered Public Accounting Firm, filed herewith.

99.1	Joint press release issued by Microsemi Corporation and Vitesse Semiconductor Corporation on April 28, 2015.*

99.2	Audited Financial Statements of Vitesse, filed herewith.

99.3	Unaudited Financial Statements of Vitesse, filed herewith.

99.4	Unaudited Pro Forma Condensed Combined Financial Information, filed herewith.

* Previously filed
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation

By	/s/ John W. Hohener
John W. Hohener
Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer and duly authorized to sign on behalf of the Registrant)
Date: June 25, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of March 17, 2015, by and among Microsemi Corporation, LLIU100 Acquisition Corp. and Vitesse Semiconductor Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K (File No.000-08866) filed by Microsemi Corporation on March 18, 2015).*

10.1
Incremental Joinder Agreement, dated as of April 28, 2015, by and among Microsemi Corporation, the incremental lenders party thereto and Bank of America, N.A., as administrative agent, collateral agent, issuing lender and swingline lender.*

23.1	Consent of Independent Registered Public Accounting Firm, filed herewith.

99.1	Joint press release issued by Microsemi Corporation and Vitesse Semiconductor Corporation on April 28, 2015.*

99.2	Audited Financial Statements of Vitesse, filed herewith.

99.3	Unaudited Financial Statements of Vitesse, filed herewith.

99.4	Unaudited Pro Forma Condensed Combined Financial Information, filed herewith.

* Previously filed